UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 30, 2004



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                             NITTANY FINANCIAL CORP.
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                      0-32623                23-2925762
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                         Identification Number)



116 East College Avenue, State College, Pennsylvania                    16801
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:    (814) 234-7320
                                                       --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | |  Written communications pursuant to Rule 425 under the Securities Act

     | |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     | | Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

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                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


ITEM 8.01  OTHER EVENTSu

     On November 23, 2004, the Registrant announced that it planned to conduct an offering of additional shares of Common Stock. On or about December 30, 2004, the Registrant began the additional Common Stock offering and mailed a stock offering prospectus to stockholders of record as of November 26, 2004.

     For further details, reference is made to the Press Release dated January 3, 2005, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITSu

Exhibit 99       Press Release dated January 3, 2005.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 NITTANY FINANCIAL CORP.



Date: January 3, 2005            By: /s/ David Z. Richards
                                     -------------------------------------------
                                     David Z. Richards
                                     President and Chief Executive Officer
                                     (Duly Authorized Officer)